Exhibit 10.4
                                                                    ------------

                          OMNIBUS TERMINATION AGREEMENT
                          -----------------------------


          THIS OMNIBUS TERMINATION AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of July 25, 2006, by and among PAMC MANAGEMENT CORPORATION, a Colorado corporation ("PAMC"), PANAERO CALIFORNIA, LTD., a California limited partnership
              ----
("PACL"), ALTA MESA ENERGY, LLC, a Colorado limited liability company ("Alta
  ----                                                                  ----
Mesa"), MESA WIND DEVELOPERS, a California joint venture and general partnership
----
("Mesa Wind"), ENRON WIND SYSTEMS, LLC, a California limited liability company
  ---------
("Enron"), ZOND-PANAERO WINDSYSTEM PARTNERS I, A CALIFORNIA LIMITED PARTNERSHIP
  -----
("ZP-I"), ZOND-PANAERO WINDSYSTEM PARTNERS II, A CALIFORNIA LIMITED PARTNERSHIP
  ----
("ZP-II"), and WESTERN WIND ENERGY CORP., a British Columbia, Canada corporation
  -----
(the "Buyer"). Capitalized terms used herein and not otherwise defined shall
      -----
have the meanings ascribed to such terms in the Merger Agreement.

                                    RECITALS

          WHEREAS, PAMC, Alta Mesa, Mesa Wind, ZP-I, ZP-II, the Buyer, Merger Sub are parties to that certain Merger Agreement, dated as of July 3, 2006 (as amended, the "Merger Agreement"), and, pursuant to the Merger Agreement, the
              ----------------
parties thereto have agreed to consummate the following transactions: (1) distribute all of the cash of Mesa Wind to PACL and Enron, (2) sell substantially all of the remaining assets of Mesa Wind to PAMC, (3) sell all of the turbines and certain related assets of ZP-I and ZP-II (the "ZP Assets") to
                                                                ---------
PAMC, (4) sell and assign all of PAMC's capital stock and partnership interests of all of its subsidiaries to Alta Mesa, and (5) merge PAMC with Merger Sub; and

          WHEREAS, in connection with the consummation of the transactions contemplated in the Merger Agreement, the parties hereto desires to terminate certain agreements between or among two or more of such parties in accordance with the terms of this Agreement.

                                    AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, including the promises, covenants, representations and agreements set forth in this Agreement, the receipt and sufficiency of which consideration are hereby acknowledged, the parties hereto agree as follows:

          1.    Termination of Agreements. At the Effective Time, each of the
                -------------------------
following agreements shall be terminated without any further action of the parties hereto or thereto and shall be of no further force or effect (collectively, the "Terminated Agreements"):
                    ---------------------

                (a) that certain Agreement to Market, dated as of May 13, 2006, among PAMC, Alta Mesa, Mesa Wind, Enron, ZP-I and ZP-II, and any and all amendments, restatements, supplements and modifications thereto;


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

                (b) that certain Letter Agreement, dated as of June 13, 2006, between Enron and PAMC, regarding the Escrow and Deposit Funds, and any and all amendments, restatements, supplements and modifications thereto;

                (c)     subject to Section 2 hereof, that certain Reservation
     of Rights Agreement, dated as of June 23, 2005, between PAMC and ZP-I, and any and all amendments, restatements, supplements and modifications thereto (as so amended, restated, supplemented or modified, the "ZP-I Reservation
                                                              ----------------
     of Rights Agreement"); and
     -------------------

                (d)     subject to Section 2 hereof, that certain Reservation
     of Rights Agreement, dated as of June 23, 2005, between PAMC and ZP-II, and any and all amendments, restatements, supplements and modifications thereto (as so amended, restated, supplemented or modified, the "ZP-II Reservation
                                                              -----------------
     of Rights Agreement");
     -------------------

                (e) subject to Section 3 hereof, that certain Wind Park Easement Agreement, dated as of September 7, 1984, between Mesa Wind and ZP-I, and any and all amendments, restatements, supplements and modifications thereto (as so amended, restated, supplemented or modified, the "ZP-I Easement Agreement");
          -----------------------

                (f) subject to Section 3 hereof, that certain Wind Park Easement Agreement, dated as of February 25, 1984, between Mesa Wind and ZP-II, and any and all amendments, restatements, supplements and modifications thereto (as so amended, restated, supplemented or modified, the "ZP-II Easement Agreement"); and
          ------------------------

                (g) all other agreements existing on the date hereof between or among (i) PAMC, on one hand, and (ii) one or more of PACL, Alta Mesa, Mesa Wind, Enron, ZP-I and ZP-II, on the other hand, relating to the Projects other than the Transaction Documents.

          At the Effective Time, none of the parties to the Terminated Agreements shall have any further duty or obligation under such Terminated Agreements except as specifically set forth in Sections 2 and 3 of this
                                               ----------------
Agreement. Without limiting the generality of the foregoing, the parties agree that neither ZP-I nor ZP-II shall have any duty or obligation to remove at any time any of the ZP Assets (including the wind turbines or any other equipment or project infrastructure relating thereto) from the Project site pursuant to the ZP-I Easement, the ZP-II Easement or otherwise.

          2.    Surviving Obligation Under Reservation of Rights Agreements.
                -----------------------------------------------------------

                (a) Notwithstanding the termination of the ZP-I Reservation of Rights Agreement and ZP-II Reservations of Rights Agreement pursuant to
     Section 1 hereof, within ten (10) days of receipt thereof, each of the PAMC Representative, the Buyer, the Surviving Corporation, and their respective Affiliates shall pay Mesa Wind all PPA Revenue (as hereinafter defined) received by it from Edison pursuant to the Power Purchase Agreement, after deducting any PPA Expenses (as hereinafter defined) paid after the


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


     Effective Time by the Buyer, the Surviving Corporation or their respective Affiliates. If and to the extent revenues and payments are received by the Buyer, the Surviving Corporation, or any of their respective Affiliates with respect to the sale of capacity and energy to Edison pursuant to the Power Purchase Agreement for any period or periods that begin prior to, and end after, the Effective Time, such revenues and payments shall be reasonably and equitably allocated between the Surviving Corporation and Mesa Wind based on the capacity and energy sold prior to an after the Effective Time. For the avoidance of doubt, any such revenues and payments received by the Buyer, the Surviving Corporation, or any of their respective Affiliates shall not be considered part of the Working Capital for purposes of the adjustment described in Article II of the Merger Agreement.

                (b) Upon receipt thereof, Mesa Wind shall allocate and pay such PPA Revenue to ZP-I and ZP-II, and reimburse PAMC for any PPA Expenses paid by PAMC, in accordance with the terms of Section 3 of the ZP-I Reservation of Rights Agreement and Section 3 of the ZP-II Reservation of Rights Agreement.

                (c)     For purposes of this Section 2, "PPA Revenue" shall
                                                         -----------
     mean all revenues and payments received by the PAMC Representative or the Surviving Corporation (or any of their respective affiliates) with respect to the sale, prior to the Effective Time, of capacity and energy to Edison pursuant to the Power Purchase Agreement.

                (d)     For purposes of this Section 2, "PPA Expenses" shall
                                                         ------------
     mean all fees, expenses and costs incurred by PAMC with respect to the period prior to the Effective Time and allocable to ZP-I or ZP-II pursuant to Section 3(b) of the ZP-I Reservation of Rights Agreement and Section 3(b) of the ZP-II Reservation of Rights Agreement, as applicable.

          3.    Surviving Obligations Under Easement Agreements.
                -----------------------------------------------

                (a) Notwithstanding the termination of the ZP-I Easement Agreement pursuant to Section 1 hereof, within thirty (30) days of receipt of any PPA Revenue, ZP-I shall pay to Mesa Wind the royalty payable pursuant to Section 4 of the ZP-I Easement Agreement with respect to Net Operating Proceeds attributable to all periods prior to the Effective Time.

                (b) Notwithstanding the termination of the ZP-II Easement Agreement pursuant to Section 1 hereof, within thirty (30) days of receipt of any PPA Revenue, ZP-II shall pay to Mesa Wind the royalty payable pursuant to Section 5 of the ZP-II Easement Agreement with respect to Net Operating Proceeds attributable to all periods prior to the Effective Time.

                (c) Promptly after receipt thereof, Mesa Wind shall distribute to its joint venture partners the distributable income associate with the royalty payments received by Mesa Wind pursuant to this Section 3.


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


          4.    Acknowledgement Regarding Easement Agreements. The parties
                ---------------------------------------------
acknowledge and agree that nothing in the Merger Agreement or any of the agreements entered into in connection therewith, nor the consummation of the transactions contemplated thereby, will require PAMC or the Surviving Corporation to pay to ZP-I or ZP-II the appraised fair market value of the ZP Assets or any similar amount (other than the payment of the purchase price for the ZP Assets pursuant to the Merger Agreement) pursuant to the ZP-I Easement Agreement, including, without limitation, Section 8.2 or 9.1 thereof, or the ZP-II Easement Agreement, including, without limitation, Sections 9.2 or 10.1 thereof. Mesa Wind further acknowledges and agrees that it has waived any and all rights of first refusal granted to it with respect to the ZP Assets, including without limitation, such rights of first refusal described in Section
9.1 of the ZP-I Easement Agreement and in Section 10.1 of the ZP-II Easement Agreement.

          5.    Representations and Warranties. Each party hereto represents and
                ------------------------------
warrants to the other parties hereto, as of the date hereof, as follows:

                (a) with respect to each party that is an entity, such party is duly organized, validly existing and good standing under the laws of the state of its formation;

                (b) such party has all necessary legal power and authority and has obtained all necessary authorizations and approvals necessary to enter into this Agreement and to consummate the transactions contemplated hereby;

                (c) no notice to, or consent, authorization or approval of, filing with, or further action by, any person, entity or governmental authority is required for the due execution, delivery and performance by such party of this Agreement; and

                (d) with respect to each party to a Terminated Agreement, such party has not transferred, conveyed or assigned to any party or entity any of its rights, title or interest in any Terminated Agreement or any claims, causes of action, privileges or other rights of any kind arising under any Terminated Agreement.

          6.    Releases. For and in consideration of the covenants and
                --------
promises set forth in this Agreement and the Transaction Documents, each of the Buyer, the Surviving Corporation, PAMC, PACL, Alta Mesa, Mesa Wind, Enron, ZP-I and ZP-II, on behalf of itself and its members, partners, assigns, agents, and affiliates (collectively, the "Releasing Party"), hereby fully and finally
                               ---------------
releases, acquits, and forever discharges each other party to the Terminated Agreements, and their officers, directors, advisory board members, managers, trustees, stockholders, members, representatives, employees, principals, agents, affiliates, subsidiaries, predecessors, successors, assigns, insurers, and attorneys, each of whom is intended as a beneficiary hereof (collectively, the "Released Parties"), from any and all actions, debts, claims, counterclaims,
 ----------------
demands, liabilities, damages, causes of action, costs, expenses and compensation of every kind and nature whatsoever, past, present, or future, in law or in equity, relating to the Terminated Agreements, whether known or unknown, which the Releasing Party had, has, or may have had at any time in the past until and including the date of this Agreement against the Released Parties or any of them in the foregoing capacities; provided, however, notwithstanding
                                            --------  -------


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


the foregoing, no Releasing Party releases, acquits, or discharges any Released Party pursuant to this Section 6 (a) with respect to any obligations pursuant to
                       ---------
the Terminated Agreement that survive termination thereof pursuant to Sections 2
                                                                      ----------
and 3 hereof or (b) with respect to any other obligations pursuant to this
-----
Agreement or the Transaction Documents. The Releasing Parties acknowledge they have considered the availability of the advice of counsel and the possibility that the Releasing Parties may not fully know the number or magnitude of the claims which they have or may have against any Released Party, but nevertheless intends to assume the risk that the Releasing Parties are releasing such unknown claims to the extent set forth in this Section 6.

          The Releasing Parties expressly waive all rights afforded by Section 1542 of the Civil Code of California ("Section 1542") or any statute or common
                                       ------------
law principle of similar effect in any state or federal jurisdiction with respect to the Released Parties. Section 1542 states as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release, the Releasing Parties expressly waive and relinquish any rights and benefits that they may have under Section 1542 and any other statute or common law principle of similar effect in any state or federal jurisdiction.

          7.    Miscellaneous.
                -------------

                (a)     Amendments. No amendment or waiver of any provision of
                        ----------
     this Agreement shall be affective unless set forth in a writing signed by the parties hereto.

                (b)     Further Assurances. Each of the parties hereto shall
                        ------------------
     execute and deliver all such documents and instruments and to take all such further actions as the other party may reasonably deem necessary from time to time to carry out the intent and purpose of this Agreement.

                (c)     Notices. All notices and communications to be given
                        -------
     under this Agreement shall be given or made in writing to the intended recipient at the address or facsimile number specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile, when personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section:

               (i)      If to PAMC, PACL, Alta Mesa or the PAMC Representative:


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


                        The PAMC Representative
                        P. O. Box 240
                        Hillside, CO  81233
                        Attn:  Dr. Robert Keeley

                        with a copy to:

                        Faegre & Benson LLP
                        1900 Fifteenth Street
                        Boulder, CO  80302-5414
                        Attn:  John R. Marcil, Esq.

               (ii)     If to Enron, Mesa Wind, ZP-I or ZP-II:

                        Enron Wind Systems, LLC
                        1221 Lamar Street, Suite 1600
                        Houston, TX  77010
                        Attn:  Jesse E. Neyman, President

                        with a copy to:

                        LN Legal Consulting Group LLP
                        520 S. Grand Ave., Suite 610
                        Los Angeles, CA  90071
                        Attn:  John Lamb, Esq.

               (iii)    If to the Buyer or the Surviving Corporation:

                        Western Wind Energy Corp.
                        632 Foster Avenue
                        Coquitlam, BC V3J2L7
                        Attn: Jeff Ciachurski, CEO

                        with a copy to:

                        Thelen Reid & Priest LLP
                        101 Second Street, Suite 1800
                        San Francisco, CA 94105
                        Attn: David C. Spielberg, Esq.

                (d)     Costs and Expenses. Each party shall pay its own costs
                        ------------------
     and expenses incurred in connection with the negotiation, drafting and consummation of this Agreement.

                (e)     Successors and Assigns. This Agreement shall be binding
                        ----------------------
     upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


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


                (f)     Governing Law. This Agreement shall be governed by, and
                        -------------
     construed and enforced in accordance with, the laws of the State of California applicable to contracts made and to be performed in the State of California.

                (g)     Waiver. No waiver by any party hereto of any condition
                        ------
     or of any breach of any term, covenant, representation, or warranty contained in this Agreement shall be deemed or construed as a further or continuing waiver of any such condition or breach or as a waiver of any other condition or of the breach of any other term, covenant, representation, or warranty of this Agreement.

                (h)     Headings. The headings in this Agreement are inserted
                        --------
     for convenience only and shall not constitute a part hereof.

                (i)     Severability. Any term or provision of this Agreement
                        ------------
     that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with the term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid and unenforceable term or provision, so long as the overall intent of the parties is preserved, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

                (j)     Entire Agreement. This Agreement contains the entire
                        ----------------
     understanding among the parties hereto with respect to the subject matter contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard thereto. Each of the parties hereto acknowledges that there have been no other representations, warranties, agreements, or understandings among the parties hereto with respect to the subject matter hereof.

                (k)     Counterparts. This Agreement may be executed in any
                        ------------
     number of counterparts, each of which when executed and delivered, shall be deemed an original, and all such counterparts, taken together, shall constitute but one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes (and such signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes).

                            [Signature Pages Follow]


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


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date and year first above written.

                        PAMC MANAGEMENT CORPORATION


                        By: /s/ Robert Keeley
                           ----------------------------------------------------
                        Name:  Robert Keeley
                        Title: President


                        PANAERO CALIFORNIA LIMITED

                        By:  PAMC Management Corporation, its sole general
                             partner


                             By: /s/ Robert Keeley
                                -----------------------------------------------
                             Name:   Robert Keeley
                             Title:  President


                        ALTA MESA ENERGY, LLC


                        By:  /s/ Robert Keeley
                           ----------------------------------------------------
                        Name:   Robert Keeley
                        Title:  Manager




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


                        MESA WIND DEVELOPERS

                        By:  Enron Wind Systems, LLC, its general partner
                             By:  Enron Wind LLC, its sole member
                                  By:  Enron Renewable Energy Corp., its sole
                                       member


                                       By:  /s/ Jesse E. Neyman
                                          -------------------------------------
                                       Name:    Jesse E. Neyman
                                       Title:   President and Chief Executive
                                                Officer

                        By:  Pan Aero California, Ltd., it general partner
                             By: PAMC Management Corporation, its sole general partner

                                  By:   /s/ Robert Keeley
                                     ------------------------------------------
                                  Name:    Robert Keeley
                                  Title:   President


                        ENRON WIND SYSTEMS, LLC

                        By:  Enron Wind LLC, its sole member
                             By:  Enron Renewable Energy Corp., its sole member


                                  By: /s/ Jesse E. Neyman
                                     ------------------------------------------
                                  Name:    Jesse E. Neyman
                                  Title:   President and Chief Executive
                                           Officer


                        ZOND-PANAERO WINDSYSTEM PARTNERS I, A
                        CALIFORNIA LIMITED PARTNERSHIP

                        By: Zond Windsystems Management LLC, its sole general partner


                              By: /s/ Jesse E. Neyman
                                 ----------------------------------------------
                              Name:    Jesse E. Neyman
                              Title:   President and Chief Executive Officer

                        ZOND-PANAERO WINDSYSTEM PARTNERS II, A
                        CALIFORNIA LIMITED PARTNERSHIP

                        By: Zond Windsystems Management II LLC, its sole general partner


                             By: /s/ Jesse E. Neyman
                                -----------------------------------------------
                             Name:    Jesse E. Neyman
                             Title:   President and Chief Executive Officer


                        WESTERN WIND ENERGY CORP.


                        By:  /s/ James Henning
                           ----------------------------------------------------
                        Name:    James Henning
                        Title:   Chief Financial Officer




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